CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K for the year ended
December 31, 1999 into the Company's previously filed Registration Statement File Nos. 33-13980, 33-13981, 33-32970, 2-79503 and 33-33253.


/s/Arthur Andersen LLP

Chicago, Illinois
March 17, 2000